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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                      FORM 8-K



                                  CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  October 19, 1994
                         (Date of earliest event reported)


                               BankAmerica Corporation
               (Exact name of registrant as specified in its charter)


   Delaware                        1-7377                94-1681731
(State or other jurisdiction     (Commission             (I.R.S. Employer
 of incorporation)               File Number)       Identification Number)

Bank of America Center
555 California Street
San Francisco, California                                      94104
(Address of principal executive offices)                     (Zip Code)


                                415-622-3530
                (Registrant's telephone number, including area code)
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     Item 5.      Other Events.

          Attached hereto as Exhibit 99 is a copy of BankAmerica
Corporation's press release dated October 19, 1994 titled "BankAmerica Third Quarter Earnings."

     Item 7.      Financial Statements, Pro Forma
                  Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired
          Not applicable.

     (b)  Pro Forma Financial Information
          Not applicable.

     (c)  Exhibits


Exhibit Number      Description

     99 BankAmerica Corporation press release dated October 19, 1994 titled "BankAmerica Third Quarter Earnings."



                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKAMERICA CORPORATION
                                             (Registrant)


Dated:  October 19, 1994

                                By   /s/ James H. Williams
                                         James H. Williams
                                      Executive Vice President




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